Filed pursuant to 497(k)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG SouthernSun Small Cap Fund

Supplement dated December 10, 2018 to the Summary Prospectus, dated February 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG SouthernSun Small Cap Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective March 1, 2019, the Board of Trustees of AMG Funds has approved the elimination of Redemption/Exchange Fees for the Fund. Accordingly, effective March 1, 2019, the Summary Prospectus is amended to remove the Redemption/Exchange Fees shown in the “Fees and Expenses of the Fund—Shareholder Fees” table.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE